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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 19, 1998


SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1998-2)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


     California                 333-52577              33-0659688
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(State or Other Jurisdiction   (Commission           (I.R.S. Employer
of Incorporation)              File Number)          Identification Number)

4949 Meadows Road, Suite 600
Lake Oswego, Oregon                                              97035
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(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (503) 684-4700


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         Item 5.  OTHER EVENTS.

                  On or about June 29, 1998, the Registrant will cause the issuance and sale of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class R-I and Class R-II (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1998, among the Registrant, Southern Pacific Funding Corporation, as master servicer, and Norwest Bank Minnesota, N.A., as trustee.

                  In connection with the sale of the Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated and First Union Capital Markets (together, the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-52577, which Computational Materials are being filed as exhibits to this report.

                    The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS.

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable.

         (c)      EXHIBITS


                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.             Description
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     1               99               Computational Materials

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SOUTHERN PACIFIC SECURED ASSETS
                                            CORP.

                                            By:/s/ James L. Smith
                                               ---------------------
                                            Name:  James L. Smith
                                            Title: Director

Dated: June 19, 1998

                                  EXHIBIT INDEX


Exhibit No.                   Description                       Page
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    1                         Computational Materials            P*




*The Computational Materials have been filed in paper format pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997.